SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported) July 29, 1997


                       ACCEPTANCE INSURANCE COMPANIES INC.
             (Exact Name of Registrant as Specified in its Charter)



        Delaware                 1-7461              31-0742926
(State or Other Jurisdiction   (Commission         (IRS Employer
    of Incorporation)          File Number)     Identification No.)



222 S. 15th Street, Suite 600 North, Omaha, Nebraska                   68102
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code (402) 344-8800


          (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events.

On July 29, 1997, Acceptance Insurance Companies Inc. (the "Company") announced its second quarter financial results for 1997. A copy of the press release noticing such results is attached hereto as Exhibit 20.1 and is incorporated herein by reference.

Item 7.  Exhibits.

20.1 Press Release, dated July 29, 1997, noticing second quarter financial results of the Company.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          ACCEPTANCE INSURANCE COMPANIES INC.



Dated: July 29, 1997      By:   /s/  Kenneth C. Coon
                             -------------------------------
                                Name: Kenneth C. Coon
                                Title:   Chairman and Chief Executive Officer